Subsequent Event	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Event
21	Subsequent Event
On January 27, 2022 (the “Effective Date”), the Company entered into a revolving Line of Credit Agreement (the “Agreement”) with Baosheng County Bank (“Baosheng Bank”). The Baosheng Bank Agreement provided the Company with a line of credit up to RMB10,000 (the “Line of Credit”), representing the maximum aggregate amount of the advances of funds from the Line of Credit that may be outstanding at any time under the Line of Credit. The Company may draw down from the Line of Credit at any time through the day immediately preceding the third annual anniversary of the Effective Date. Interest will be payable at the rate of 7.5% per annum, and payable monthly on a pro rata basis. On March 31, 2022, the Company has drawn down RMB10,000 from Baosheng Bank under the Agreement for general corporate purposes.

On March 8, 2022, the Company completed the acquisition of 52.37% of the equity interests in Wuhan SendCloud Technology Co., Ltd., (“SendCloud”), China’s leading Email API platform for consumer marketing and user-centric transactional email services, with total cash consideration of RMB34,473. At the same time, the Company issued 1,366,128 restricted shares to certain management members of SendCloud with a service vesting period of nine months.